                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                  /s/ David C. Farrell
                                          _____________________________________
                                                    DAVID C. FARRELL

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Jerome T. Loeb
                                          _____________________________________
                                                     JEROME T. LOEB

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Richard L. Battram
                                          _____________________________________
                                                   RICHARD L. BATTRAM

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Thomas A. Hays
                                          _____________________________________
                                                     THOMAS A. HAYS

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J.Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Helene L. Kaplan
                                          _____________________________________
                                                    HELENE L. KAPLAN

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Andrall E. Pearson
                                          _____________________________________
                                                   ANDRALL E. PEARSON

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Michael R. Quinlan
                                          _____________________________________
                                                    MICHAEL R. QUINLAN

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                  /s/ William P. Stiritz
                                          _____________________________________
                                                    WILLIAM P. STIRITZ

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Murray L. Weidenbaum
                                          _____________________________________
                                                   MURRAY L. WEIDENBAUM

Date: August 18, 1995

                               POWER OF ATTORNEY

  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

                                                /s/ Edward E. Whitacre, Jr.
                                          _____________________________________
                                                  EDWARD E. WHITACRE, JR.

Date: August 18, 1995